UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 9, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-20022                 31-1227808
           --------                     -------                 ----------
(State  or  other  jurisdiction       (Commission             (IRS  Employer
      of  incorporation)              File  Number)         Identification  No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  5.  --  Corporate  Governance  and  Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment  of  Principal  Officers
------------------------------------

     On December 9, 2005, Ronald E. Krieg was appointed as a member of the Board of Directors of Pomeroy IT Solutions, Inc. (the "Company"). A vacancy on the Board was created by the resignation of Michael H. Rohrkemper on November 18, 2005. It is expected that Mr. Krieg will be appointed to the Company's Audit Committee.

     Mr. Krieg, age 62, is a Certified Public Accountant and has been an audit partner of Jackson, Rolfes, Spurgeon & Co. since August 1, 2004. Prior to August 1, 2004, since 1965, Mr. Krieg was with Grant Thornton LLP, other than for two years when he served in the United States Marine Corps. He became a partner in Grant Thornton LLP in 1978. Mr. Krieg has 40 years in the practice of public accounting with a national firm, and has considerable experience in the areas of Sarbanes-Oxley and internal auditing. He is a past president of the Cincinnati Chapter of the Institute of Internal Auditors and has served on its Board of Governors for over 30 years. Mr. Krieg also serves as a member of the Board of Directors of CECO Environmental Corp., a publicly traded company, and serves on its Audit Committee. Mr. Krieg is not related by blood, marriage, or adoption to any director or executive officer of the Company.

     There are no transactions in which Mr. Krieg has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Section  8  --  Other  Events

Item  8.01  Other  Events.
--------------------------

     On December 12, 2005, Pomeroy IT Solutions, Inc. (NASDAQ:PMRYE) announced that Ronald E. Krieg was appointed as a director of Pomeroy IT Solutions, Inc. (the "Company") and that the Company's requested hearing before a Nasdaq Listing Qualifications Panel had been scheduled for December 22, 2005.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(c) Exhibits

99.1 Press release dated December 12, 2005 announcing the appointment of Ronald E. Krieg as a director of the Company and the date scheduled for the hearing before a Nasdaq Listing Qualifications Panel.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POMEROY  IT  SOLUTIONS,  INC.
                                    -----------------------------


Date: December 12, 2005             By: /s/ Stephen E. Pomeroy


                                    --------------------------------------------
                                    Stephen E. Pomeroy, Chief Executive Officer,
                                    President & Chief Operating Officer